EXHIBIT 10.8.1

EXHIBIT A

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

METHOD AND APPARATUS FOR GENERATING OXYGEN

BACKGROUND OF THE INVENTION

Field of the Invention

The invention relates generally to oxygen generation and, more particularly, to robust oxygen generation from a solid or liquid.

Description of the Related Art

Highly pure oxygen gas is used within a variety of applications.  More particularly, medical devices use highly pure oxygen for patient care.  However, production or generation, transportation, delivering, usage and storage of oxygen can be both cumbersome and dangerous.

Typical devices today utilize a variety of means to store and produce oxygen.  Far and above, the most common apparatus is a compressed gas tank.  The compressed gas tank, though, is heavy, requires a regulator, and can be quite dangerous.  Oxygen is a very reactive element that can be explosive.  Therefore, compressed tanks of pure Oxygen gas can pose a very realistic fire or explosive hazard.

There are a variety of other Oxygen generation devices that utilize chemical reactions.  For example, Oxygen generation canisters are used in passenger aircraft for supplying Oxygen to passengers if the aircraft depressurizes.  These canisters, though, can be very unstable devices, especially once the canisters have been deemed to have outlived their respective shelf-lives.  In addition, these canisters typically require a spark to initiate the chemical reaction.

Moreover, with both compressed gas and chemical generators, each type typically requires metal containers and safety equipment.  These metal containers are highly subjected to corrosion, which could render the container useless. These metal containers may also require ongoing maintenance, and have moving parts.  Also, utilization of metal containers can be quite heavy.  As a consequence, they can limit the range of applications for usage, or they may not be well-suited to a broad range of applications.

Therefore, there is a need for a method and/or apparatus for generating Oxygen that is more robust and less hazardous and that addresses at least some of the problems associated with conventional methods and apparatuses for producing or generating, transporting, using, delivering or storing Oxygen.

SUMMARY OF THE INVENTION

The present invention provides an apparatus for generating Oxygen.  The apparatus comprises a vessel.  Also, the apparatus comprises an aqueous, Oxygen producing solution contained in the vessel, wherein the resulting waste solution is at least configured to be non-toxic and wherein the resulting waste solution is at least configured to not be an environmental hazard.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

BRIEF DESCRIPTION OF THE DRAWINGS

For a more complete understanding of the present invention and the advantages thereof, reference is now made to the following descriptions taken in conjunction with the accompanying drawings, in which:

FIGURE 1 is a block diagram depicting an Oxygen generator;

FIGURE 2 is a flow chart depicting a first method of producing Oxygen;

FIGURE 3 is a flow chart depicting a second method of producing Oxygen; and

FIGURE 4 is a flow chart depicting a third method of producing Oxygen.

DETAILED DESCRIPTION

In the following discussion, numerous specific details are set forth to provide a thorough understanding of the present invention.  However, those skilled in the art will appreciate that the present invention may be practiced without such specific details.  In other instances, well-known elements have been illustrated in schematic or block diagram form in order not to obscure the present invention in unnecessary detail.  Additionally, for the most part, details concerning mechanical connections, simple inorganic chemistry, and the like, have been omitted inasmuch as such details are not considered necessary to obtain a complete understanding of the present invention, and are considered to be within the understanding of persons of ordinary skill in the relevant art.

Referring to FIGURE 1 of the drawings, the reference numeral 100 generally designates an Oxygen generator.  The Oxygen generator comprises a vessel 102, a humidifier 104, output line 106, and a usage device 108.

The vessel 102 contains the compartment where a chemical reaction that produces the Oxygen takes place.  The vessel 102 can be composed of a variety of materials.  For example, the vessel can be composed of polypropylene.  However, the Oxygen generator 100 only requires that the vessel 102 be composed of a material that can withstand, or which has a conductivity to withstand, the heat generated inside the vessel 102 during the chemical reaction.  Typically, the walls of the vessel can vary in thickness.  However, the Oxygen generator 100 only requires that the walls of the vessel 102 have a thickness that can withstand the internal pressures that result from aqueous solutions and gas pressure.

The oxygen generated within the vessel 102 is a result of a chemical reaction.  The chemical reaction takes place in an aqueous environment so, that upon complete depletion of a limiting reactant, the remaining waste solution can be discarded into conventional waste disposal systems.  The waste solution is also not an environmental hazard as defined by generally accepted systems for measuring material properties, such as the Environmental Protection Agency’s (EPA) Risk Screening Environmental Indicators Model.  For example, the waste solution can be soda ash dissolved in water.

In order to achieve the desired Oxygen generation and environmental acceptability, there are several chemicals that can be utilized.  The limiting reactant should be a water-soluble powder or liquid that is non-toxic, not an environmental hazard, not an explosive, not a fire hazard, and have a long shelf-life.  Non-toxic, not a fire hazard, and not an explosive can be defined as compounds that are not deemed to be, respectively, non-toxic, a fire hazard, or an explosive, by a generally accepted system for measuring material properties, such as the Hazardous Materials Information System (HMIS). Also, a long shelf-life can be defined as a material that can be stored for an indefinite period of time when stored below the standard temperature of 86° Fahrenheit (F).  For example, Sodium Percarbonate (2Na2CO3•3H2O2) powder can be an acceptable material that can be dissolved in water.  The resulting waste liquid from using Sodium Percarbonate (2Na2CO3•3H2O2) in an Oxygen generation reaction is an aqueous solution of Soda Ash.  There are also a variety of other chemicals that can be used as the limiting reactant, such as Sodium Perborate (NaBHO3).

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

These powders or liquids, though, can also require the use of a catalyst.  The catalysts, too, should be water-soluble, non-toxic, not an environmental hazard, not an explosive, not a fire hazard, and have a long shelf-life.  Typically, a metal-based catalyst can be used to initiate the chemical reaction, combined with a hydrated salt to absorb the heat generated during the reaction.  For example, a combination of a Manganese compound and a Sodium-based compound or similar hydrated salt can be used.  There are also a variety of catalysts that can be used, such as compounds containing Iron or Iron Oxides and Copper or Copper Oxides.

Intuitively, the flow rate from the generators can be varied.  Depending on the amount of the limiting reactant and the amount of the catalyst, the flow rate varies.  Generation of Oxygen could occur continuously or for predetermined periods of time depending on the amount of the limiting reactant and the catalyst.

Once a limiting reactant and, possibly, a catalyst have been added to water contained within the vessel 102, then a humidifier 104 allows for the humidification and/or cooling of Oxygen generated within the vessel 102.  Typically, the humidifier 104 humidifies, or adds water vapor, to the volume of Oxygen gas being generated.  The various configurations of the humidifier can also vary the amount of humidity that can be added to the flow of Oxygen.  For example, the humidifier 104 can be configured for use by an individual where the relative humidity of the Oxygen gas is 65%. The humidifier can have a variety of configurations that can also vary the temperature of the Oxygen out of the vessel 102.

Attached to the humidifier 104 is a carrying tube 106.  The carrying tube carries to a usage device 108.  The tube may be a variety of configurations.  For example, the carrying tube can be standard medical tubing.  Also, the carrying tube can be omitted in order to provide Oxygen to a room or compartment.  The usage device can also be a variety of configurations.  For example, the usage device can be a standard medical breathing mask.

Referring to FIGURE 2 of the drawings, the reference numeral 200 generally designates a flow chart depicting a first method of producing oxygen.

Steps 202, 204, 206, and 208 provide a first method for generating Oxygen that utilizes the Oxygen generator of FIGURE 1.  In step 202, water is added to the vessel 102 of FIG. 1.  In step 204, the limiting reactant powder is added to the water and dissolved.  In step 206, the catalyst, if any, is added to the aqueous solution containing the limiting reactant.  In step 208, the vessel 102 of FIG. 1 is sealed.  The Oxygen generated from the Oxygen generator of FIG. 1 can then be used for a variety of purposes.

Referring to FIGURE 3 of the drawings, the reference numeral 300 generally designates a flow chart depicting a second method of producing oxygen.

Steps 302, 304, and 306 provide a second method for generating Oxygen that utilizes the Oxygen generator of FIGURE 1.  In step 302, water is added to the vessel 102 of FIG. 1.  In step 304, the limiting reactant powder and the catalyst, if any, are simultaneously added to the water.  In step 306, the vessel 102 of FIG. 1 is sealed.  The Oxygen generated from the Oxygen generator of FIG. 1 can then be used for a variety of purposes.

Referring to FIGURE 4 of the drawings, the reference numeral 400 generally designates a flow chart depicting a third method of producing oxygen.

Steps 402, 404, and 406 provide a third method for generating Oxygen that utilizes the Oxygen generator of FIGURE 1.  In step 402, a liquid limiting reactant dissolved in water is added to the vessel 102 of FIG. 1.  In step 404, the catalyst, if any, is added to the liquid limiting reactant.  In step 406, the vessel 102 of FIG. 1 is sealed.  The Oxygen generated from the Oxygen generator of FIG. 1 can then be used for a variety of purposes.

It will further be understood from the foregoing description that various modifications and changes may be made in the preferred embodiment of the present invention without departing from its true spirit.  This description is intended for purposes of illustration only and should not be construed in a limiting sense.  The scope of this invention should be limited only by the language of the following claims.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

CLAIMS

1.    An apparatus for generating Oxygen, comprising:

a vessel; and

an aqueous, Oxygen producing solution contained in the vessel, wherein a resulting waste solution is at least non-toxic and wherein the resulting waste solution is at least not an environmental hazard.

2.    The apparatus of Claim 1, wherein the aqueous, Oxygen producing solution further comprises a reactant selected from the group consisting of Sodium Percarbonate (2Na2CO3•3H2O2) or Sodium Perborate (NaBHO3) dissolved in water.

3.    The apparatus of Claim 1 or 2, wherein the aqueous, Oxygen producing solution further comprises a water-soluble catalyst, wherein the water-soluble catalyst is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least  having a long shelf-life.

4.    The apparatus of Claims 1, wherein the aqueous, Oxygen producing solution further comprises a catalyst of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

5.    The apparatus of Claims 3, wherein the water-soluble catalyst further comprises a mixture of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

6.    The apparatus of Claims 1, wherein the aqueous, Oxygen producing solution further comprises a catalyst of metal oxide.

7.    The apparatus of Claims 3, wherein the water-soluble catalyst further comprises a metal oxide.

8.    The apparatus of Claim 1, wherein the apparatus further comprises a humidifier at least configured to be coupled to the vessel.

9.    The apparatus of Claim 8, wherein the apparatus further comprises a carrier tube at least configured to be attached the humidifier.

10.   An apparatus for generating Oxygen, comprising:

a vessel to at least contain an aqueous reaction; and

a water-soluble reactant to at least be used as an Oxygen producing reactant in the aqueous reaction, wherein the water-soluble reactant is at least be non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having long shelf-life.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

11.   The apparatus of Claim 10, wherein the water-soluble reactant further comprises a reactant selected from the group consisting of Sodium Percarbonate (2Na2CO3•3H2O2) or Sodium Perborate (NaBHO3) dissolved in water.

12.   The apparatus of Claim 10 or 11, wherein apparatus further comprises a water-soluble catalyst, wherein the water-soluble catalyst is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having long shelf-life.

13.   The apparatus of Claims 10, wherein apparatus further comprises a catalyst of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

14.   The apparatus of Claims 12, wherein the water-soluble catalyst further comprises a mixture of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

15.   The apparatus of Claims 10, wherein apparatus further comprises a catalyst of metal oxide.

16.   The apparatus of Claims 12, wherein the water-soluble catalyst further comprises a metal oxide.

17.   The apparatus of Claim 10, wherein the apparatus further comprises a humidifier at least configured to be coupled to the vessel.

18.   The apparatus of Claim 17, wherein the apparatus further comprises a carrier tube at least configured to be attached the humidifier.

19.   An apparatus for generating Oxygen, comprising:

a vessel to at least contain an aqueous reaction;

a water-soluble powder or liquid at least to be used as a reactant in the aqueous reaction, wherein the water-soluble powder is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having a long shelf-life; and

a water-soluble catalyst, wherein the water-soluble powder is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having a long shelf-life.

20.   The apparatus of Claim 19, wherein the water-soluble powder or liquid further comprises a reactant selected from the group consisting of Sodium Percarbonate (2Na2CO3•3H2O2) or Sodium Perborate (NaBHO3) dissolved in water.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

21.   The apparatus of Claim 19 or 20, wherein the water-soluble powder or liquid further comprises a water-soluble catalyst, wherein the water-soluble catalyst is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having a long shelf-life.

22.   The apparatus of Claims 19, wherein the water- soluble catalyst further comprises a catalyst of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

23.   The apparatus of Claims 21, wherein the water-soluble catalyst further comprises a mixture of Manganese Dioxide (MnO2) and Sodium Carbonate (Na2CO3).

24.   The apparatus of Claims 19, wherein water-soluble catalyst further comprises a catalyst of metal oxide.

25.   The apparatus of Claims 21, wherein the water-soluble catalyst further comprises a metal oxide.

26.   The apparatus of Claim 19, wherein the apparatus further comprises a humidifier at least configured to be coupled to the vessel.

27.   The apparatus of Claim 26, wherein the apparatus further comprises a carrier tube at least configured to be attached the humidifier.

28.   A method for operating an Oxygen producing generator, comprising:

filling a vessel with water;

dissolving a water-soluble powder or liquid at least  used as a Oxygen producing reactant, wherein the water-soluble powder is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having a long shelf-life.

29.   The method of Claim 28, wherein a the method further comprises:

dissolving a water-soluble catalyst after the water-soluble powder is dissolved, wherein the water-soluble powder is at least non-toxic, at least not an environmental hazard, at least not an explosive hazard, at least not a fire hazard, and at least having a long shelf-life.

30.   The method of Claim 28, wherein a the method further comprises:

dissolving a water-soluble catalyst simultaneously with the water-soluble powder, wherein the water-soluble powder is at least non-toxic, at least not an environmental hazard, at least configured not an explosive hazard, at least not a fire hazard, and at least having long shelf-life.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

METHOD AND APPARATUS FOR GENERATING OXYGEN

ABSTRACT

A method and apparatus are provided for generating Oxygen.  Water-soluble chemicals are mixed in water, and the result is medically pure Oxygen.  The water-soluble chemicals have long shelf-lives and are non-toxic, not an environmental hazard, not a fire hazard, and not an explosive hazard.  Once the reaction is complete, the remaining waste solution can be disposed of in a conventional waste disposal system with no adverse affects.  All of these attributes contribute to a safe, compact, and easily usable Oxygen generation system.

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

ATTORNEY DOCKET NO	PATENT APPLICATION
ROSS 2864000

EXHIBIT B

Word Mark	OXYSURE PURE OXYGEN
Goods and Services
IC 010. US 026 039 044. G & S: Medical devices, namely, oxygen generating apparatus, parts and fittings for such apparatus, namely, oxygen masks for medical use and refill packs. FIRST USE: 20080812. FIRST USE IN COMMERCE: 20080812

Mark Drawing Code	(3) DESIGN PLUS WORDS, LETTERS, AND/OR NUMBERS
Design Search Code
26.01.02 - Circles, plain single line; Plain single line circles
26.01.11 - Circles comprised of animals; Circles comprised of geometric figures; Circles comprised of humans; Circles comprised of letters or numerals; Circles comprised of plants; Circles comprised of punctuation; Letters, numerals, punctuation, geometric figures, objects, humans, plants or animals comprising a circle
26.01.21 - Circles that are totally or partially shaded.

Trademark Search Facility Classification Code
SHAPES-CIRCLE Circle figures or designs including semi-circles and incomplete circles
SHAPES-COLORS-3-OR-MORE Design listing or lined for three or more colors
SHAPES-OVALS Oval figures or designs including incomplete ovals and one or more ovals

Serial Number	78336372
Filing Date	December 4, 2003
Current Filing Basis	1A
Original Filing Basis	1A
Published for Opposition	May 24, 2005
Registration Number	3528998
International Registration Number	0837544
Registration Date	November 4, 2008
Owner	(REGISTRANT) OXYSURE SYSTEMS, INC. CORPORATION DELAWARE 10880 John W. Elliott Drive., STE. 600 FRISCO TEXAS 75034
Assignment Recorded	ASSIGNMENT RECORDED
Attorney of Record	Matthew C. Lipton
Disclaimer	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "PURE OXYGEN" APART FROM THE MARK AS SHOWN
Description of Mark
The color(s) blue and green is/are claimed as a feature of the mark. The mark consists of The word "OXYSURE" in green with a stylized letter "O". The words "PURE OXYGEN" in dark blue. All the words "OXYSURE" and "PURE OXYGEN" are substantially encircled by a dark blue oval shaped circle. The color green appears in the stylized letter "O" and the color dark blue appears in the oval.

Type of Mark	TRADEMARK
Register	PRINCIPAL
Live/Dead Indicator	LIVE

EXHIBIT C

Word Mark	OXYSURE
Goods and Services
IC 010. US 026 039 044. G & S: Medical devices, namely, oxygen generating apparatus, parts and fittings for such apparatus, oxygen masks and refill packs or refill cartridges. FIRST USE: 20070625. FIRST USE IN COMMERCE: 20070625

Standard Characters Claimed
Mark Drawing Code	(4) STANDARD CHARACTER MARK
Serial Number	78350924
Filing Date	January 12, 2004
Current Filing Basis	1A
Original Filing Basis	1A
Published for Opposition	November 2, 2004
Registration Number	3330496
International Registration Number	0837626
Registration Date	November 6, 2007
Owner	(REGISTRANT) OXYSURE SYSTEMS, INC. CORPORATION DELAWARE 2611 INTERNET BLVD., STE. 109 FRISCO TEXAS 75034
Assignment Recorded	ASSIGNMENT RECORDED
Attorney of Record	Matthew Lipton
Type of Mark	TRADEMARK
Register	PRINCIPAL
Live/Dead Indicator	LIVE

EXHIBIT D

Word Mark	PURE OXYGEN FROM POWDER
Goods and Services	(ABANDONED) IC 010. US 026 039 044. G & S: Medical devices, namely, oxygen generating apparatus, parts and fittings for such apparatus, oxygen masks and refill packs or refill cartridges
Standard Characters Claimed
Mark Drawing Code	(4) STANDARD CHARACTER MARK
Serial Number	78376654
Filing Date	March 1, 2004
Current Filing Basis	1B
Original Filing Basis	1A
Owner	(APPLICANT) ROSS GLOBAL, INC. CORPORATION NEVADA 5100 Eldorado Parkway Suite 102-801 McKinney TEXAS 75070
Assignment Recorded	ASSIGNMENT RECORDED
Attorney of Record	GREGORY W CARR
Type of Mark	TRADEMARK
Register	PRINCIPAL
Live/Dead Indicator	DEAD
Abandonment Date	November 21, 2006